EXHIBIT 10.15.04
                               LINE OF CREDIT NOTE

$2,000,000

                                                                    June 1, 2000

                                                                Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (the "Borrower"), hereby promises to pay to the order of COMPASS BANK (the "Lender"), at P.O. Box 10566, Birmingham, Alabama 35296, or at such other place as Lender may direct, in lawful money of the United States of America constituting legal tender in payment of all debts and dues, public and private, together with interest thereon calculated at the rate and in the manner set forth herein, the principal amount of TWO MILLION AND N0/100 DOLLARS ($2,000,000), or so much thereof as may be advanced and outstanding hereunder. Payment of principal and interest shall be in accordance with the following provisions:

         1.       Line of Credit

         Upon the execution and delivery of this Note, a line of credit (the "Line of Credit") shall be opened by Lender for the benefit of Borrower so that, subject to the other terms and conditions hereof, Borrower may borrow and repay and re-borrow prior to the maturity hereof up to the maximum aggregate principal amount outstanding at any one time of Two Million and No/100 Dollars ($2,000,000). At the time of making a request for an advance under the Line of Credit, Borrower shall advise Lender of the amount of the requested advance, and the purpose therefore, and Borrower shall furnish Lender with such information as Lender may request concerning the transaction for which Borrower proposes to borrow and concerning Borrower's financial status at the time of such request. In no event may any advances be used for personal, family or household purposes. All advances to Borrower under the Line of Credit shall be evidenced by this Note. Lender, at its sole discretion, is hereby authorized to make advances under this Note upon telephonic communication of the borrowing request from Charles S. Roberts or Charles R. Elliott representing himself to be such person. Each such telephonic request for borrowing shall be confirmed by Borrower in writing, delivered to Lender no later than five (5) days after such telephonic request; provided, however, that the absence of such written confirmation shall in no way diminish Borrower's liability to repay such advance.

         2.       Interest.

                  (a) The applicable interest rate (the "Applicable Rate") under this Note shall be an adjustable rate per annum equal to 150 basis points (1.50%) in excess of the 30 day "LIBOR" rate (as defined herein) from time to time in effect. "LIBOR" refers to the London Interbank Offered Rate for the stated period as published in the WALL STREET JOURNAL on the date of determination of the interest rate (or in the event no such quotation is available on such date, as quoted on the day most immediately preceding the date of determination on which such a quotation was available). The Applicable Rate payable under this
         Section  2(a) will be set on the date  hereof,  and shall be subject to


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         change  on the  first  day of  each  month  thereafter  (the  "Interest
         Adjustment Dates") while any amount of principal is unpaid. On each Interest Adjustment Date, the interest rate will be raised or lowered to reflect changes in the LIBOR Rate. In the event that at any time during the term of this Note, the LIBOR ceases to be published and is no longer ascertainable, the term "LIBOR rate" shall mean a substitute and comparable rate selected by Lender in its sole discretion.

                  (b) Interest on all principal amounts outstanding from time to time hereunder shall be calculated on the basis of a 360-day year applied to the actual number of days upon which principal is outstanding, by multiplying the product of the principal amount outstanding and the respective Applicable Rate set forth herein by the actual number of days elapsed, and dividing by 360. In no event shall the rate of interest calculated hereunder exceed the maximum rate allowed by law. Any principal amounts outstanding hereunder after maturity or earlier acceleration of this Note shall bear interest at a floating rate equal to three percentage points (3%) in excess of Compass Bank Prime until paid. Each change in the interest rate resulting from a change in "Compass Bank Prime" shall become effective on the day on which such change in "Compass Bank Prime" occurs. "Compass Bank Prime", as used herein, is a reference rate established by the Lender for use in computing and adjusting interest, is subject to increase, decrease, or change at the Lender's discretion, and is only one of the reference rates or indices that Lender uses. Borrower acknowledges that the Lender may lend to others at rates of interest at, or greater or less than, "Compass Bank Prime" or the rate provided herein.

         3.       Payment.

         (a) Borrower promises to pay interest quarterly on the first (1st) day of each calendar quarter, commencing on July 1, 2000, on the principal amount outstanding hereunder from time to time, computed daily in the manner and at the Applicable Rate set forth in Section 2 above.

         (b) All unpaid principal, interest and other charges shall be due and payable in full on June 1, 2001 (the "Maturity Date").

         4.       Prepayment.

         This Note may be prepaid in whole or in part without penalty. It is intended that Borrower shall have the right to borrow, repay and re-borrow funds under this Note with the maximum amount outstanding at any time during the term of the Note of $2,000,000.

         5.       Events of Default.

         Upon the failure to make any payment of the principal of or interest on this Note when and as the same becomes due and payable, then, or at any time thereafter during the continuance of any such event, the holder may, with or without notice to the Borrower, declare this Note and indebtedness evidenced hereby to be forthwith due and payable, whereupon this Note and the indebtedness evidenced hereby shall become forthwith due and payable, both as to principal and



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interest, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the Loan Documents or in any other instrument executed in connection with or securing this Note to the contrary notwithstanding.

         6.       Waivers.

         Borrower hereby waives demand, presentment for payment, notice of dishonor, protest, and notice of protest and diligence in collection or bringing suit and agrees that the holder hereof may accept partial payment, or release or exchange security or collateral, without discharging or releasing any unreleased collateral or the obligations evidenced hereby. Borrower further waives any and all rights of exemption, both as to personal and real property, under the constitution or laws of the United States, the State of Alabama, the State of Georgia, or any other state.

         7.       Late Fee.

         Any scheduled payment of principal and or interest which is not paid within ten (10) days from the date due will be subject to a late charge of five percent (5%) of such scheduled payment.

         8.       Attorneys' Fees.

         Borrower agrees to pay actual attorneys' fees incurred based on the attorney's normal hourly rate and the number of hours worked and not the attorneys' fees statutorily defined in O.C.G.A. ss.13-1-11, and costs actually incurred by the holder hereof in collecting to collect this Note, whether by suit or otherwise.

         9.       Miscellaneous.

         As used herein, the terms "Borrower", "Lender" and "holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. This
Note is given under the seal of all parties hereto, and it is intended that this
Note is and shall constitute and have the effect of a sealed instrument according to law. This Note has been negotiated, and is being executed and delivered in the State of Georgia, or if executed elsewhere, shall become effective upon the Lender's receipt and acceptance of the executed original of this Note in the State of Georgia; provided, however, that the Lender shall have no obligation to give, nor shall Borrower be entitled to receive, any notice of such acceptance for this Note to become a binding obligation of Borrower. Borrower hereby submits to jurisdiction in the State of Georgia. This Note shall be governed by and be construed in accordance with the laws of the State of Georgia. It is intended, and the Borrower and the holder hereof specifically agree, that the laws of the State of Georgia governing interest shall apply to this Note and to this transaction. This Note may not be modified except by written agreement signed by the Borrower and the holder hereof, or by their respective successors or assigns. Time is of the essence of this Note.


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         IN  WITNESS  WHEREOF,  Borrower  has caused  this Note to be  executed, sealed and delivered as of the date first set forth above.

                                             ROBERTS  PROPERTIES RESIDENTIAL,
                                             L.P., a Georgia limited partnership

/s/ Lyssa Fagan
-----------------------------
WITNESS                                      By: ROBERTS REALTY INVESTORS,
                                                 INC., a Georgia corporation,
                                                 its general   partner


                                             By: /s/ Charles R. Elliott
                                                 -------------------------------
                                             Title: Chief Financial Officer

                                                      [CORPORATE SEAL]